THE PRUDENTIAL SERIES FUND

Natural Resources Portfolio (the “Portfolio”)

Supplement dated September 25, 2009 to the Prospectus and
Statement of Additional Information (“SAI”) dated May 1, 2009

Pursuant to changes in a fundamental investment policy recently approved by the Portfolio’s shareholders, the Portfolio’s Prospectus and SAI are hereby revised as set forth below. This supplement replaces the supplement to the Portfolio’s Prospectus and SAI dated September 24, 2009, and is in addition to any other existing supplement(s) to the Portfolio’s Prospectus or SAI.

1.          The Prospectus is amended by deleting the last sentence of the third paragraph, and adding the following at the end of the fourth paragraph, under the caption “More Detailed Information on How the Portfolios Invest – Investment Objectives & Policies – Natural Resources Portfolio” on page 64:

The Portfolio will concentrate its investments (i.e., will invest at least 25% of its assets under normal circumstances) in securities of companies in the natural resources group of industries.

2.          The SAI is amended by inserting the phrase, “With the exception of Natural Resources Portfolio,” at the beginning of item #9 under the caption “Investment Restrictions” on page nine.

3.          The SAI is amended by adding the following immediately after item #10 under the caption “Investment Restrictions” on page nine:

11. Natural Resources Portfolio may not purchase any security (other than obligations of the U.S. government, its agencies or instrumentalities) if, as a result of such purchase, 25% or more of the Portfolio’s total assets (determined at the time of investment) would be invested in any one industry; provided however that the Portfolio will concentrate its investments (i.e., will invest at least 25% of its assets under normal circumstances) in securities of companies in the natural resources group of industries

4.          The third paragraph following new item #11 under the caption “Investment Restrictions” on page nine is deleted and replaced with the following:

For purposes of item #11 above, the Natural Resources Portfolio relies on the Global Industry Classification System (GICS) published by Standard &Poor’s in determining industry classification. The Portfolio’s reliance on this classification system is not a fundamental policy of the Portfolio, and, therefore, can be changed without shareholder approval.

PSFSUP3